Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,540.12
Total Transaction Valuation	108,034,747.03
Total Offset Amount	0.00
Net Fee	$ 16,540.12